Note 2: Significant Accounting Policies: J. Fair Value of Financial Instruments (Policies)	12 Months Ended
Dec. 31, 2015
Policies
J. Fair Value of Financial Instruments

J.  Fair Value of Financial Instruments

The Company's financial instruments as defined by FASB ASC 825-10-50 include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2014 and 2015.

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. FASB ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1:  Applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities; and

Level 2:  Applies to assets or liabilities for which there are inputs other than the quoted prices in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data; and

Level 3:  Applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities, which may include the reporting entity to develop its own assumptions.

The Company did not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2014 or 2015. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the period ended December 31, 2014 or 2015.